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                                                                    EXHIBIT 10.2

                                  IHOP CORP.

                           1991 STOCK INCENTIVE PLAN
                   AS AMENDED AND RESTATED FEBRUARY 23, 1994


SECTION 1.  General Purpose of Plan; Definitions.

     The name of this plan is the IHOP Corp. 1991 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board on June 17, 1991, subject to the approval of IHOP Corp. (the "Company") stockholders, which stockholder approval was obtained on June 17, 1991. The Plan was amended by the Board on February 23, 1994, subject to stockholder approval, which approval was obtained on May 11, 1994. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (d) "Committee" means the Compensation Committee of the Board plus such additional individuals as the Board shall designate in order to fulfill the Disinterested Persons requirement of Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange
     Act of 1934, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (e) "Company" means IHOP Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation).

          (f) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

          (g) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

          (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

          (i) "Effective Date" shall mean the date provided pursuant to Section 12.

          (j) "Eligible Employee" means an employee of the Company or any Subsidiary eligible to participate in the Plan pursuant to Section 4.

          (k) "Fair Market Value" means, as of any given date, with respect to any awards granted here under, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape or (B) the average on such date of the closing price of the Stock on each day on which the Stock is traded over a period of up to twenty trading days immediately prior to such date.

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         (l) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (m) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 10 below).

         (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

         (o) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

         (p) "Participant" means any Eligible Employee selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

         (q) "Performance Share" means an award of shares of Stock pursuant to
    Section 7 that is subject to restrictions based upon the attainment of performance objectives.

         (r) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 that will lapse with the passage of time.

         (s) "Stock" means the common stock, $.01 par value, of the Company.

         (t) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to receive an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof and (ii) the aggregate exercise price of such right or such portion thereof.

         (u) "Stock Option" means any option (including Substitute Stock Options) to purchase shares of Stock granted pursuant to Section 5.

         (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (w) "Substitute Stock Option" means any option to purchase shares of Stock granted in substitution for stock appreciation rights ("Units") that were granted under the IHOP Corp. Incentive Appreciation Plan, established effective as of January 2, 1989.

SECTION 2. Administration.

    The Plan shall be administered by the Board in accordance with the requirements of Rule 16b-3, or by a Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

    The Administrator shall have the power and authority to grant to Eligible Employees, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock,
(d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

    In particular, the Administrator shall have the authority:

         (i) to select those employees of the Company or any Subsidiary who are Eligible Employees;

         (ii) to determine whether and to what extent Stock Options, Stock Appreciations Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees hereunder;

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         (iii)  to determine the number of shares to be covered by each such award granted hereunder;

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period and (y) the performance goals and periods applicable to the award of Performance Shares); and

         (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options (including Substitute Stock Options), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

         The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan or the terms of any Substitute Stock Option (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

SECTION 3.  Stock Subject to Plan.

     The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,380,000 (including the number of shares of Stock issuable pursuant to Substitute Stock Option grants). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

SECTION 4.  Eligibility.

     Officers and other key employees of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

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SECTION 5.  Stock Options.

     Stock Options may be granted alone or in addition to other awards under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock
Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Administrator shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder; provided, however, that the aggregate number of shares of Stock for which options may be granted to any individual during any calendar year may not, subject to adjustment as provided in Section 3 hereof, exceed 25% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of Section 3 hereof.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date; provided, however, that the option price per share of Stock purchasable under a Substitute Stock Option shall not be less than 50% of the Fair Market Value of the Stock at the time of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting powers of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant; and provided, further, that in the case of Substitute Stock Options, the term shall expire on December 31, 1998.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. If the Administrator provides, in its discretion, that any Stock Option is exercisable only in installments, the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

          (d) Method of Exercise. Subject to Section 5(c) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole

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discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph
(a) of Section 11.

     The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for the grants of Stock Options and other awards hereunder.

     (e) Loans. The Company may make loans available to Stock Option holders as the Administrator, in its discretion, may determine in connection with the exercise of outstanding options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     (f) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or in accordance with the terms of a qualified domestic relations order.

     (g) Termination by Death. If an optionee's employment with the Company and any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent

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     then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

          (h) Termination by Reason of Disability. If an optionee's employment with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such twelve-month period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment with the Company, or any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (A) three months from the date of such termination or
     (B) the expiration of such Stock Option's term.

           (j) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by an Optionee during any calendar year exceed $100,000, such options shall be treated as Non-Qualified Stock Options.

SECTION 6.  Stock Appreciation Rights and Limited Stock Appreciation Rights.
     (a) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.
In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

     A Related Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been exercised.

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     (b) Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

          (i) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Related Stock Appreciation Right shall not be exercisable during the first six months of the term of the Related Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Related Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

          (iii) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (f) of Section 5 of the Plan.

          (iv) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

          (v) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to an Incentive Stock Option exceeds the exercise price of such Stock Option.

          (vi) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that Free Standing Stock Appreciation Rights shall not be exercisable during the first six months of the term of the Free Standing Stock Appreciation Right, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of the six-month period.

          (vii) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

          (viii) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock over the price per share specified in the Free Standing Stock Appreciation Right (which shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

          (ix) No Free Standing Stock Appreciation Right shall be transferable by the recipient otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and all such rights shall be exercisable, during the recipient's lifetime, only by the recipient or in accordance with the terms of a qualified domestic relations order.

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         (x)  In the event of the termination of an employee who has received
     Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

         (xi) Limited Stock Appreciation Rights can only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below) and with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights") only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Related Limited Stock Appreciation Right shall not be exercisable during the first six months of the term of the Related Limited Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

         (xii) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10 below) of one share of Stock on the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7.  Restricted Stock, Deferred Stock and Performance Shares.

     (a) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards will be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (c) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objective applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock awards or Performance Share awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify after the award date). Except as otherwise provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the IHOP Corp. 1991 Stock Incentive Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and IHOP Corp. Copies of such Plan and Agreement are on file in the offices of IHOP Corp."

     The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award of Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect to such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     (c) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

         (i) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10 below.

         (ii) Except as provided in paragraph (c)(i) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator shall otherwise determine.

         (iii) Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest at 8% per year.

SECTION 8. Amendment and Termination.

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

         (a) except a provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

         (b) except as provided in this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of grant of the option;

         (c) change the employees or class of employees eligible to participate in the Plan; or

         (d) extend the maximum option period under paragraph (b) of Section 5 of the Plan.

    Notwithstanding the foregoing, stockholder approval under this Section 8 shall only be required at such time as Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and as such Rule may be amended from time to time, shall require the approval of the stockholders of a company of any material amendment to any employee benefit plan of such company.

     The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10.  Change of Control.

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (b) of this Section 10:

          (a) In the event of a "Change of Control," unless otherwise determined by the Administrator of the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control:

               (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

               (ii) the restrictions applicable to any Restricted Stock, Deferred Stock or Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

               (iii) any indebtedness incurred pursuant to Section 5(e) above shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

               (iv) the value of all outstanding Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, and Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

          (b) For purposes of paragraph (a) of this Section 10, a "Change of Control" shall be deemed to have occurred if:

               (i) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 10(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof,

               (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
          (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11.  General Provisions.

     (a) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (c) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 12.  Effective Date of Plan.

     The Plan became effective (the "Effective Date") on June 17, 1991, the date the Company's stockholders formally approved the Plan.

SECTION 13.  Term of Plan.

     No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.